Exhibit 99.1

UNION PACIFIC REPORTS RECORD

THIRD QUARTER EARNINGS

Operating Income Gains 34 Percent

FOR IMMEDIATE RELEASE

Omaha, Neb., October 18, 2007 –

Strong Results Marked by All Time Quarterly Records

•	Operating revenue totaled $4.2 billion, up 5 percent.

•	Operating income increased 34 percent to $1.0 billion.

•	Operating ratio improved by 5.1 points versus third quarter 2006 to 76 percent.

Union Pacific Corporation (NYSE: UNP) today reported third quarter 2007 net income of $532 million or $2.00 per diluted share, compared to $420 million, or $1.54 per diluted share in the same quarter last year. Operating income during the third quarter 2007 was $1.0 billion, up from $752 million reported in the third quarter of 2006.

“Our third quarter performance was driven by strong results on both sides of the earnings equation, setting volume and revenue records while at the same time improving safety and productivity,” said Jim Young, Chairman and Chief Executive Officer. “I’m particularly pleased that our operating initiatives, along with the capital investments we are making for growth and efficiency, enabled us to improve customer service in the face of record volume.”

-more-

2007 Third Quarter Summary

•

Operating revenue set an all-time quarterly record, growing 5 percent to $4.2 billion compared to $4.0 billion in the third quarter 2006. Three business teams, Chemicals, Energy and Intermodal, achieved all-time record revenue in the third quarter 2007.

•

Operating ratio improved 5.1 points versus the third quarter 2006 to 76 percent. The Company’s ongoing safety performance improvement was recognized in a periodic actuarial study, driving a $47 million casualty expense reduction ($29 million after tax). This contributed 1.1 points to the operating ratio improvement.

•	An Illinois tax law change during the third quarter 2007 resulted in a non-cash after tax reduction to earnings of $27 million. This change will increase our future Illinois income taxes.

•	The Company’s third quarter 2007 fuel consumption rate, as measured by gallons per thousand gross ton-miles, was a best-ever quarterly rate of 1.22 versus 1.26 in the third quarter 2006.

•

While quarterly carload volume grew 1 percent, average terminal dwell, as reported to the Association of American Railroads, improved 4 percent year-over-year to 25.2 hours and average third quarter train speed improved slightly to 21.5 mph from 21.3 mph in 2006.

•

The Company repurchased more than 4.5 million common shares at an average share price of $115.93 in the third quarter of 2007. Year-to-date purchases total 10.2 million common shares or 51 percent of the 20 million share repurchase program.

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Third Quarter Railroad Commodity Revenue Summary versus 2006

•	Agricultural up 12 percent

•	Chemicals up 9

•	Energy up 8 percent

•	Automotive up 7 percent

•	Intermodal up 3 percent

•	Industrial Products down 4 percent

Looking Forward

“Near-term, we remain cautious on the economy and see challenges from rapidly increasing diesel fuel prices,” Young said. “However, we are confident regarding Union Pacific’s opportunities to further improve returns through profitable revenue growth and greater productivity. I believe our future is bright because of the men and women of Union Pacific who are dedicated to working safely to improve customer service and shareholder value.”

Union Pacific Corporation owns one of America’s leading transportation companies. Its principal operating company, Union Pacific Railroad, links 23 states in the western two-thirds of the country and serves the fastest-growing U.S. population centers. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Energy, Industrial Products and Intermodal. The railroad offers competitive long-haul routes from all major West Coast and Gulf Coast ports to eastern gateways. Union Pacific connects with Canada’s rail systems and is the only railroad serving all six major gateways to Mexico, making it North America’s premier rail franchise.

Supplemental financial information is attached.

-more-

Additional information is available at our Web site: www.up.com. Our contact for investors is Jennifer Hamann at (402) 544-4227. Our media contact is Kathryn Blackwell at (402) 544-3753.

**********

This press release and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically statements regarding the impact of operating initiatives and capital investments on the Corporations operations and financial returns, including growth and efficiency; management’s outlook on the economy and diesel fuel prices, including the impact of rising diesel prices; and the Corporation’s ability or opportunities to improve returns, customer service, and shareholder value. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: expectations as to continued or increasing demand for rail transportation services; expectations regarding operational improvements, including the effectiveness of network management initiatives that have been or will be implemented to improve operations, customer service, and shareholder returns; expectations as to increased returns, cost savings, revenue growth, and earnings; expectations regarding fuel price and our ability to mitigate fuel costs; the time by which certain objectives will be achieved, including expected improvements in operations and implementation of network management initiatives; estimates of costs relating to environmental remediation and restoration; proposed new products and services; expectations that claims, lawsuits, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, or other matters will not have a material adverse effect on our consolidated financial position, results of operations, or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and statements of management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.

Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2006, which was filed with the SEC on February 23, 2007. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our Web site are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

UNION PACIFIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the Periods Ended September 30

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

	Third Quarter			Year-to-Date
	2007	2006	Pct Chg	2007	2006	Pct Chg
Operating Revenue	$4,191	$3,983	5	$12,086	$11,616	4
Operating Expenses
Salaries, Wages, and Employee Benefits	1,112	1,161	(4)	3,455	3,430	1
Fuel and Utilities	802	821	(2)	2,251	2,307	(2)
Equipment and Other Rents	356	371	(4)	1,079	1,109	(3)
Depreciation	332	311	7	984	922	7
Materials and Supplies	180	178	1	542	520	4
Purchased Services and Other	404	389	4	1,264	1,254	1

Total Operating Expenses	3,186	3,231	(1)	9,575	9,542	—

Operating Income	1,005	752	34	2,511	2,074	21
Other Income	25	22	14	76	61	25
Interest Expense	(124)	(119)	4	(357)	(359)	(1)

Income Before Income Taxes	906	655	38	2,230	1,776	26
Income Tax Expense	(374)	(235)	59	(866)	(655)	32

Net Income	$532	$420	27	$1,364	$1,121	22

Basic Earnings Per Share	$2.02	$1.56	29	$5.10	$4.17	22
Diluted Earnings Per Share	$2.00	$1.54	30	$5.06	$4.13	23

October 18, 2007	(1)

UNION PACIFIC RAILROAD

REVENUE DETAIL

For the Periods Ended September 30

(Unaudited)

	Third Quarter			Year-to-Date
	2007	2006	Pct Chg	2007	2006	Pct Chg
Commodity Revenue (Millions):
Agricultural	$667	$597	12	$1,878	$1,725	9
Automotive	351	328	7	1,095	1,079	1
Chemicals	587	540	9	1,709	1,578	8
Energy	827	763	8	2,318	2,195	6
Industrial Products	795	829	(4)	2,357	2,425	(3)
Intermodal	769	745	3	2,156	2,085	3

Total	$3,996	$3,802	5	$11,513	$11,087	4

Revenue Carloads (Thousands):
Agricultural	232	227	2	663	686	(3)
Automotive	201	191	5	623	626	—
Chemicals	238	228	4	701	680	3
Energy	600	584	3	1,702	1,709	—
Industrial Products	339	370	(8)	1,006	1,121	(10)
Intermodal	912	909	—	2,594	2,590	—

Total	2,522	2,509	1	7,289	7,412	(2)

Average Revenue per Car:
Agricultural	$2,876	$2,635	9	$2,835	$2,515	13
Automotive	1,743	1,715	2	1,758	1,725	2
Chemicals	2,469	2,366	4	2,438	2,318	5
Energy	1,377	1,308	5	1,362	1,284	6
Industrial Products	2,347	2,240	5	2,344	2,164	8
Intermodal	843	819	3	831	805	3

Average	$1,584	$1,515	5	$1,579	$1,496	6

October 18, 2007	(2)

UNION PACIFIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

As of September 30, 2007 and December 31, 2006

(Dollars in Millions)

(Unaudited)

	September 30, 2007	December 31, 2006
Assets:
Cash and Cash Equivalents	$1,022	$827
Other Current Assets	1,841	1,584
Investments	924	877
Properties - Net	33,793	32,873
Other Assets	337	354

Total	$37,917	$36,515

Liabilities and Shareholders’ Equity:
Current Portion of Long Term Debt	$144	$780
Other Current Liabilities	3,002	2,759
Long Term Debt	7,697	6,000
Deferred Income Taxes	9,882	9,696
Other Long Term Liabilities	1,809	1,968
Common Shareholders’ Equity	15,383	15,312

Total	$37,917	$36,515

October 18, 2007	(3)

UNION PACIFIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Nine Month Periods Ended September 30

(Dollars in Millions)

(Unaudited)

	2007	2006
Operating Activities:
Net Income	$1,364	$1,121
Depreciation	984	922
Deferred Income Taxes	196	143
Other - Net	(177)	(207)

Cash Provided by Operating Activities	2,367	1,979

Investing Activities:
Capital Investments	(1,842)	(1,695)
Other - Net	34	129

Cash Used in Investing Activities	(1,808)	(1,566)

Financing Activities:
Common Shares Repurchased	(1,152)	—
Dividends Paid	(272)	(241)
Debt Repaid	(117)	(371)
Debt Issued	1,074	—
Other - Net	103	145

Cash Used in Financing Activities	(364)	(467)

Net Change in Cash and Cash Equivalents	$195	$(54)

October 18, 2007	(4)

APPENDIX

UNION PACIFIC CORPORATION

OPERATING AND FINANCIAL STATISTICS

For the Periods Ended September 30

(Unaudited)

	Third Quarter				Year-to-Date
	2007	2006	Pct Chg		2007	2006	Pct Chg
Operating/Performance Statistics:
Revenue Carloads (Thousands)	2,522	2,509	1		7,289	7,412	(2)
Revenue Ton-Miles (Billions)	144.1	141.7	2		418.4	424.4	(1)
Gross Ton-Miles (GTMs) (Billions)	269.5	270.0	—		785.1	805.1	(2)
Operating Margin	24.0%	18.9%	5.1	pt	20.8%	17.9%	2.9	pt
Operating Ratio	76.0%	81.1%	(5.1	) pt	79.2%	82.1%	(2.9	) pt
Average Employees	50,060	51,278	(2)		50,529	50,874	(1)
GTMs (Millions) per Average Employee	5.38	5.27	2		15.54	15.83	(2)
Average Fuel Price Per Gallon Consumed	$2.29	$2.27	1		$2.12	$2.09	1
Fuel Consumed in Gallons (Millions)	329	341	(4)		993	1,032	(4)
Fuel Consumption Rate (Gal per 000 GTM)	1.22	1.26	(3)		1.26	1.28	(2)
Customer Satisfaction Index	79	74	5	pt	80	71	9	pt
AAR Reported Performance Measures:
Average Train Speed (Miles per Hour)	21.5	21.3	1		21.6	21.3	1
Average Terminal Dwell Time (Hours)	25.2	26.2	(4)		25.1	27.6	(9)
Average Rail Car Inventory	311,791	319,846	(3)		310,656	324,095	(4)
Financial Statistics:
Weighted Average Shares - Basic (Millions)	263.2	269.8	(2)		267.3	269.1	(1)
Weighted Average Shares - Diluted (Millions)	265.7	271.9	(2)		269.8	271.7	(1)
Effective Income Tax Rate	41.3%	35.9%	5.4	pt	38.8%	36.9%	1.9	pt
Debt to Capital (a)					33.8%	30.7%	3.1	pt
Adjusted Debt to Capital (b)					44.3%	41.6%	2.7	pt
Free Cash Flow (Millions) (c)					$287	$172	F

(a)	Debt to capital is computed as follows: total debt divided by total debt plus equity. 2006 percentages are as of December 31, 2006.

(b)	Adjusted debt to capital, a non-GAAP measure, is computed as follows: total debt plus net present value of operating leases plus investors’ undivided interest in sale of receivables divided by total debt plus net present value of operating leases plus investors’ undivided interest in sale of receivables plus equity. See Union Pacific web site under Investor Relations for a reconciliation to GAAP. 2006 percentages are as of December 31, 2006.

(c)	Free cash flow is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance and measures our ability to generate cash without incurring additional external financings. See Union Pacific web site under Investor Relations for a reconciliation to GAAP.

	Year-to-Date
	2007	2006
Cash Provided by Operating Activities	$2,367	$1,979
Cash Used in Investing Activities	(1,808)	(1,566)
Dividends Paid	(272)	(241)

Free Cash Flow	$287	$172

October 18, 2007	(A-1)

UNION PACIFIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

By Quarter and Year-to-Date 2007

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

	Quarter Ended			Year-to-Date September 30
	March 31	June 30	September 30
Operating Revenue	$3,849	$4,046	$4,191	$12,086
Operating Expenses
Salaries, Wages, and Employee Benefits	1,180	1,163	1,112	3,455
Fuel and Utilities	683	766	802	2,251
Equipment and Other Rents	353	370	356	1,079
Depreciation	325	327	332	984
Materials and Supplies	176	186	180	542
Purchased Services and Other	413	447	404	1,264

Total Operating Expenses	3,130	3,259	3,186	9,575

Operating Income	719	787	1,005	2,511
Other Income	15	36	25	76
Interest Expense	(113)	(120)	(124)	(357)

Income Before Income Taxes	621	703	906	2,230
Income Tax Expense	(235)	(257)	(374)	(866)

Net Income	$386	$446	$532	$1,364

Basic Earnings Per Share	$1.43	$1.66	$2.02	$5.10

Diluted Earnings Per Share	$1.41	$1.65	$2.00	$5.06

October 18, 2007	(A-2)

UNION PACIFIC RAILROAD

REVENUE DETAIL

By Quarter and Year-to-Date 2007

(Unaudited)

	Quarter Ended			Year-to-Date September 30
	March 31	June 30	September 30
Commodity Revenue (Millions):
Agricultural	$607	$604	$667	$1,878
Automotive	355	389	351	1,095
Chemicals	544	578	587	1,709
Energy	730	761	827	2,318
Industrial Products	747	815	795	2,357
Intermodal	669	718	769	2,156

Total	$3,652	$3,865	$3,996	$11,513

Revenue Carloads (Thousands):
Agricultural	219	212	232	663
Automotive	201	221	201	623
Chemicals	224	239	238	701
Energy	551	551	600	1,702
Industrial Products	318	349	339	1,006
Intermodal	821	861	912	2,594

Total	2,334	2,433	2,522	7,289

Average Revenue per Car:
Agricultural	$2,771	$2,855	$2,876	$2,835
Automotive	1,761	1,767	1,743	1,758
Chemicals	2,434	2,410	2,469	2,438
Energy	1,325	1,382	1,377	1,362
Industrial Products	2,351	2,334	2,347	2,344
Intermodal	815	834	843	831

Average	$1,565	$1,589	$1,584	$1,579

October 18, 2007	(A-3)